UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Venture Lending & Leasing IX, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01253	82-2040715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual shareholder meeting (the “Meeting”) of Venture Lending & Leasing IX, Inc. (the “Fund”) was held on May 19, 2021, to consider and vote on the election of five members of the Board of Directors of the Fund (Roger V. Smith, Scott C. Taylor, Robert J. Hutter, Ronald W. Swenson and Maurice C. Werdegar) and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2021.

On April 2, 2021, the record date for the Meeting, there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of the Fund outstanding and entitled to vote. 100% of the Shares are owned by the Fund’s sole shareholder, Venture Lending & Leasing IX, LLC (the “LLC”), the members of which (“Members”) have pass-through voting rights such that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the Members. The election of each of the nominated directors required the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”) and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2021 required the prior approval of at least a majority of the outstanding LLC Shares.

Two hundred seventy six thousand three hundred fifty and twenty five hundredths (276,350.25) out of 296,700 total outstanding LLC Shares, or 93.14% of the LLC Shares, were cast in favor of the election of each of the five members of the Board of Directors and in favor of the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2021. As such, no LLC Shares were cast against or withheld for either of the proposals presented at the Meeting. Consequently, the LLC cast 100% of the Shares in favor of approval of both of the proposals presented at the Meeting.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING IX, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Judy N. Bornstein
Maurice C. Werdegar	Judy N. Bornstein
Chief Executive Officer	Chief Financial Officer

Date: May 25, 2021	Date: May 25, 2021